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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)   June 1, 2005
                                                      ------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Charter)


        MISSOURI                     0-13880                 43-1313242
(State of Incorporation)      (Commission File No.)         (IRS Employer
                                                         Identification No.)


201 Evans Lane, St. Louis, Missouri                            63121
(Address of principal executive officer)                     (Zip Code)


Registrant's telephone number including area code: (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item  2.02        Results of Operations and Financial Condition

                  On June 1, 2005, Engineered Support Systems, Inc. issued a press release announcing its financial results for the three and six month periods ended April 30, 2005. A copy of that press release is attached as an exhibit to this report and is incorporated herein by reference.

                  The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item  9.01        Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number               Description
                  --------------               -----------

                        99 Press Release dated June 1, 2005, issued by Engineered Support Systems, Inc.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENGINEERED SUPPORT SYSTEMS, INC.


Date: June 1, 2005         BY: /s/ Gary C. Gerhardt
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                                   Gary C. Gerhardt
                                   Vice Chairman and Chief Financial Officer


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                                EXHIBIT INDEX

   Exhibit Number                           Description
   --------------                           -----------

        99 Press release dated June 1, 2005, issued by Engineered Support Systems, Inc.